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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2002

Gateway, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-22784 (Commission File Number)	42-1249184 (IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 858-848-3401

Item 9.    Regulation FD Disclosure

      On August 8, 2002, Gateway, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of its Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached hereto as exhibits.

Item 7.    Financial Statements and Exhibits

        The following exhibits are included herein:

Exhibit 99.1	Statement Under Oath of Theodore W. Waitt, Principal Executive Officer of Gateway, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
Exhibit 99.2	Statement Under Oath of Joseph Burke, Principal Financial Officer of Gateway, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2002

GATEWAY, INC.
By:	/s/ STEPHANIE G. HEIM Stephanie G. Heim Assistant Secretary & Group Counsel, Securities & Finance

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer of Gateway, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer of Gateway, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

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SIGNATURES
INDEX TO EXHIBITS